SALE LEASEBACK TRANSACTIONS SALE LEASEBACK TRANSACTIONS	12 Months Ended
Jun. 26, 2019
Sale Leaseback [Abstract]
SALE LEASEBACK TRANSACTIONS
Restaurant Properties Sale Leaseback Transactions
During the fiscal year ended June 26, 2019, we completed sale leaseback transactions of 152 restaurant properties in the United States sold for aggregate consideration of $495.0 million. Of the transactions completed, 151 were Chili’s properties, and one was a Maggiano’s property. The balances attributable to the restaurant assets sold include Land of $114.4 million, Buildings and leasehold improvements of $240.5 million, certain fixtures included in Furniture and equipment of $10.2 million, and Accumulated Depreciation of $179.8 million. The total gain was $309.7 million and the net proceeds from these sale leaseback transactions have been used to repay borrowings on our revolving credit facility.
Lease Details
The initial terms of all leases are for 15 years, plus renewal options at our discretion, which contain scheduled rent increases. All of the leases were determined to be operating leases. Rent expenses associated with these operating leases are being recognized on a straight-line basis over the lease terms. As of June 26, 2019, $2.8 million of straight-line rent accrual has been recorded for these operating leases in Other liabilities in the Consolidated Balance Sheets.
Gain and Deferred Gain Recognition
We recognized the portion of the gross gain in excess of the present value of the future minimum lease payments, and deferred the remainder of the gain to be recognized straight-line in proportion to the operating lease terms. During the fiscal year ended June 26, 2019, $35.2 million of the gain was recognized to Other (gains) and charges in the Consolidated Statements of Comprehensive Income. The remaining balance of the deferred gain of $274.6 million as of June 26, 2019 was recorded in Other accrued liabilities (current portion) and Deferred gain on sale leaseback transactions (long-term portion) in the Consolidated Balance Sheets. Effective fiscal 2020, upon adoption of the new lease accounting standard, the remaining deferred gain will be recorded as a cumulative transition adjustment to equity. Refer to Note 18 - Effect of New Accounting Standards for more details about this adoption.
Corporate Headquarters Relocation
During fiscal 2018, we sold the owned portion of our corporate headquarters property for net proceeds of $13.7 million which was deferred in Other accrued liabilities in the Consolidated Balance Sheets until fiscal 2019 when we moved to our new corporate headquarters location, and fully relinquished possession of the sold property and terminated our involvement. As such, during fiscal 2019, we recognized the sale, removed the balances attributable to the previous corporate headquarters assets sold that included Land of $5.9 million, Buildings and leasehold improvements of $10.6 million, Furniture and equipment of $0.7 million, and Accumulated Depreciation of $9.3 million, and recorded the related net gain of $5.8 million to Other (gains) and charges in the Consolidated Statements of Comprehensive Income. Refer to Note 5 - Other Gains and Charges for further details, including accelerated depreciation recorded to Other (gains) and charges in the Consolidated Statements of Comprehensive Income related to the sold property.